Exhibit  10.1

Exchange Agreement signed October 26, 2005, between Kingston Systems, Inc., Parallel Robotics Systems Corporation, and The Flood Trust.

                               EXCHANGE AGREEMENT

      This Exchange Agreement (the "Agreement"), entered into this 26th day of October, 2005, by and among Kingston Systems, Inc. ("Kingston"), Parallel Robotics Systems Corporation ("Robotics"), and The Flood Trust (the Trust").

                              W I T N E S S E T H :

      WHEREAS, prior to the execution of this Agreement, the Trust has not been a shareholder of Robotics or of Kingston;

      WHEREAS, the Trust desires to be a Shareholder of Kingston;

      WHEREAS, Robotics is indebted to the Trust in the amount of $ 1,836,752 (the "Debt"), including principal and interest to the date hereof, which Debt is evidenced by a promissory note in that amount (the "Note") issued by Robotics to the Trust, the Trust therefore being the Payee of the Note;

      WHEREAS, in order to become a shareholder of Kingston, the Trust wishes to exchange its rights as Payee under the Note for shares of Common Stock of Kingston, with the result that, following this exchange, the Trust would be a Shareholder of Kingston, and Kingston would be the Payee under the Note, so that Robotics would be indebted to Kingston;

      WHEREAS, Kingston wishes to be the Parent of Robotics by becoming the owner of 100% of the Issued and Outstanding Common Stock of Robotics;

      WHEREAS, Robotics will not sell and issue shares of its Common Stock to Kingston unless Kingston will forgive the obligation of Robotics to Kingston under Note; and

      WHEREAS, Kingston is sufficiently desirous of becoming the owner of 100% of the Issued and Outstanding Common Stock of Robotics to forgive the obligation of Robotics to Kingston under Note.

                            N O W   T H E R E F O R E,

      In consideration of the representations, warranties, covenants, and agreements herein contained, which are given by each Party to the other Parties in order to induce them to enter into this Agreement, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereto, each intending to be legally bound hereby, agree as follows:

                                    ARTICLE I
                             EXCHANGE & SATISFACTION

      Section 1.1 Exchange

      Simultaneously with the execution of this Agreement, the Trust has, and by means of this Agreement does, assign and convey its rights as Payee in the Note to Kingston, and, in exchange (the "Exchange"), Kingston has issued and delivered 612,251 shares of its Common Stock, Par Value $0.01 per share (the "Shares") to the Trust in the name of the Trust.

      Section 1.2 Satisfaction of the Debt

      Simultaneously with the Exchange, Kingston, as the new Payee under the Note, has, and by this Agreement does, cancel the Note and forgive the Debt and any obligations of Robotics under the Note.

                                   ARTICLE II
                 JOINT & COLLECTIVE REPRESENTATIONS & WARRANTIES
                                 OF THE PARTIES

      In order to induce the other Parties to enter into this Agreement, each Party makes the following representations and warranties to the other Parties.

      Section 2.1 Authority

      (a) Each Party

            (i) has full power and authority to enter into, deliver and perform this Agreement;

            (ii) neither the execution, delivery, consummation or performance of this Agreement

                  (A) requires the approval or consent of, or notice to, any third party;

                  (B) violates any law, regulation or agreement to which it is subject; or

                  (C) violates, conflicts with or would result in the breach or termination of, or otherwise give any other contracting party the right to terminate, or constitute a default (by way of substitution, novation or otherwise) under the terms of, any mortgage, lease, bond, indenture, agreement, franchise or other instrument or obligation to which it is a party or by which either of it may be bound.

      (b) If a Party is a corporation or a trust,

            (i) it is duly organized, validly existing and in good standing under the laws of its state of incorporation or creation; and

            (ii) it has full power and authority to carry on its business as now conducted, and it is entitled to own, lease or operate all of its properties and assets wherever located.

      Section 2.2. Truth of Statements; Completeness of Documents

      (a) All documents or other materials delivered or to be delivered by or on behalf of each Party to the others in connection with this Agreement and the transactions contemplated hereby are to the best of its knowledge true and complete;

      (b) The information furnished by or on behalf of each Party to the others in connection with this Agreement and the transactions contemplated hereby does not, to the best of its knowledge, contain any untrue statement of a material fact and does not omit to state any material fact required to be stated therein or necessary to make the statements therein not false or misleading.

      (c) There is no fact known to any of the Parties which has not been disclosed to the other Parties in writing which has, or insofar as any such Party can foresee, which will have, a Material Adverse Effect on any of the other Parties.


                                   ARTICLE III
                          REPRESENTATIONS & WARRANTIES
                                   OF ROBOTICS
                                        &
                                    THE TRUST

      In order to induce the other Parties to enter into this Agreement, Robotics and the Trust make the following representations and warranties to Kingston and to each other.

      Section 3.1 Validity of the Note; Good Title thereof, etc.

      (a) The Note was duly executed and evidences the Debt, and the Debt is a valid obligation of Robotics.

      (b) As Holder, and Payee, the Trust had, has, and will have, full and valid title and control of the Note.

      (b) There was, is, and will be no existing impediment or encumbrance to the assignment and conveyance by the Trust of its interest as Payee under the Note to Kingston.

                                   ARTICLE IV
                    REPRESENTATIONS & WARRANTIES OF KINGSTON

      In order to induce the other Parties to enter into this Agreement, Kingston makes the following representations and warranties to the other Parties.

      Section 4.1 Right to cancel the Note; Validity of the Shares

      (a) There was, is, and will be no existing impediment or encumbrance to the rights of Kingston to cancel the Note and forgive the Debt and any obligations of Robotics under the Note following the Exchange.

      (b) When issued, the Shares

            (i) will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, cumulative voting, or similar rights of any shareholder of Biscayne, and

            (a) will be duly authorized, validly issued, and are fully paid and non-assessable.

                                    ARTICLE V
                    SURVIVAL OF REPRESENTATIONS & WARRANTIES

      In order to induce the other Parties to enter into this Agreement, each Party states and undertakes as follows:

      Section 5.1 Continuous Truth of Representations and Warranties

      The representations and warranties of the Parties contained in this Agreement were true when made and shall be true as at the execution of this Agreement.

      Section 5.2. Survival of Representations and Warranties

      The representations and warranties contained in this Agreement shall survive the execution and delivery hereof for a period of three (3) years.

      Section 5.3 Entire Agreement

      This Agreement sets forth the entire understanding and agreement between the Parties and supersedes and replaces any prior understanding, agreement or statement (written or oral) of intent. No provision of this Agreement shall be construed to confer any rights or remedies on any person other than the Parties hereto.

                                 SIGNATURE PAGE

      In Witness Whereof, the undersigned Parties have executed this Agreement as of the date first set forth above.


                                       KINGSTON:

                                       Kingston Systems Inc.

                                       By:
                                          ----------------------------------
                                              Ralph McKittrick, CEO



                                       ROBOTICS:

                                       Parallel Robotics Systems Corporation

                                       By:
                                          ----------------------------------
                                              George J. Coupe, President


                                       THE TRUST:

                                       The Flood Trust

                                       By:
                                          ----------------------------------
                                              Laurence Flood, Trustee







Exhibit  10.1(a)

Promissory Noted dated October 26, 2005, issued by Parallel Robotics Systems Corporation to The Flood Trust.